Supplement dated February 28, 2018

to the Prospectus and Statement of Additional Information (SAI)

dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST
Columbia Thermostat FundTM

The Fund’s investment adviser has made changes to (1) the underlying stock and bond funds in which the Fund invests (the Portfolio Funds) and (2) the Fund’s sole portfolio manager.

Specifically the investment adviser has: among the stock Portfolio Funds, removed Columbia Select Large Cap Growth Fund and Columbia Select Large Cap Equity Fund, added Columbia Large Cap Index Fund at a weighting of 40%, and reduced from 20% to 10% the weightings of Columbia Acorn International and Columbia Dividend Income Fund; among the bond Portfolio Funds, removed Columbia Income Opportunities Fund and Columbia Total Return Bond Fund, added Columbia Corporate Income Fund and Columbia Diversified Fixed Income Allocation ETF, each at a weighting of 10%, decreased the weighting of Columbia Short Term Bond from 40% to 25%, and increased the weighting of Columbia US Treasury Index Fund from 10% to 35%; and named Jeffrey Knight, CFA, the Global Head of Solutions and Co-Head of Global Asset Allocation at Columbia Management Investment Advisers, LLC (“Columbia Management”), and Assistant Vice President of the Fund’s investment adviser, Columbia Wanger Asset Management, LLC (the “Investment Manager”), as the Fund’s sole portfolio manager. Columbia Management is an affiliate of the Investment Manager.

Effective March 1, 2018, the Fund’s prospectus is supplemented as follows:

(1)	The first sentence that appears under the heading “Principal Investment Strategies” within the “Summary of the Fund” section of the prospectus, and within the “More Information About the Fund” section of the prospectus, is deleted and replaced in its entirety with the following:

The Fund is primarily managed as a fund that invests in other funds (i.e., a “fund-of-funds”) that seeks to achieve its investment objective by investing its assets among a selected group of underlying stock and bond mutual funds and exchange-traded funds (ETFs) for which Columbia Wanger Asset Management, LLC, the Fund’s investment adviser (the Investment Manager) or its affiliates, including Columbia Management Investment Advisers, LLC, serves as investment adviser or principal underwriter (the Portfolio Funds).

(2)	All references to the number of Portfolio Funds in which the Funds invests are revised to reflect that the Fund currently uses seven stock Portfolio Funds and five bond Portfolio Funds in its “funds-of-funds structure.

(3)	The table entitled “Allocation of Stock/Bond Assets Within Asset Classes” that appears under the heading “Principal Investment Strategies” within the “Summary of the Fund” section of the prospectus, and within the “More Information About the Fund” section of the prospectus, is deleted and replaced in its entirety with the following:

Allocation of Stock/Bond Assets Within Asset Classes
Stock Funds	Type of Fund	Allocation
Columbia Acorn Fund	Small/Mid-cap growth	10%
Columbia Acorn International	Small/Mid-cap international growth	10%
Columbia Acorn Select	Mid-cap growth	10%

Allocation of Stock/Bond Assets Within Asset Classes
Columbia Contrarian Core Fund	Large-cap blend	10%
Columbia Dividend Income Fund	Large-cap value	10%
Columbia Large Cap Enhanced Core Fund	Large-cap blend	10%
Columbia Large Cap Index Fund	Large-cap blend	40%
Total		100%
Bond Funds	Type of Fund	Allocation
Columbia Short Term Bond Fund	Short term bond	25%
Columbia U.S. Government Mortgage Fund	Government bond	20%
Columbia U.S. Treasury Index Fund	U.S. Treasury notes/bonds	35%
Columbia Corporate Income Fund	Corporate bond	10%
Columbia Diversified Fixed Income Allocation ETF	Beta advantage multi-sector bond	10%
Total		100%

(4)	The following are added as risks to which the Fund is subject indirectly through the Portfolio Funds, as described under the heading “Principal Risks” within the “Summary of the Fund” section of the prospectus, and within the “More Information About the Fund” section of the prospectus:

Counterparty Risk. Counterparty risk is the risk that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs are actively managed ETFs (i.e., they do not track a particular benchmark), which are subject to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear expenses incurred through ownership of the ETF. There is a risk that ETFs may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.

The Fund is subject indirectly to the following risks of Portfolio Funds seeking returns that correspond to a stated market index (the Index):

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Index Fund Risk. An index fund seeks to track the performance of the Index by using indexing strategies and, therefore, would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager or its affiliates.

Index Methodology Risk. An index fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. The Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may not follow its stated methodology for construction of the Index and/or achieve the index provider’s intended performance objective. Errors may result in a negative performance impact to the Fund and its shareholders.

Correlation/Tracking Error Risk. An index fund’s value will generally decline when the performance of the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve such degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index include the size of the Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities in which the Fund invests. While the Fund typically attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times, the Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Fund’s correlation with the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to certain securities comprising the Index and may be impacted by Index reconstitutions and Index rebalancing events. Holding cash balances may detract from the Fund’s ability to track the Index. In addition, the Fund’s NAV may deviate from the Index if the Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Fund also bears management and other expenses and transaction costs in trading securities, which the Index does not bear. Accordingly, the Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. Any of these factors could decrease correlation between the performance of the Fund and the Index and may hinder the Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.

New Fund Risk. Columbia Diversified Fixed Income Allocation ETF is a newly-formed Fund. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.

(6)	The disclosure entitled Frequent Trading Risk that appears under the heading “Principal Risks” within the “Summary of the Fund” section of the prospectus, and within the “More Information About the Fund” section of the prospectus, is deleted in its entirety.

(7)	The first sentence of the paragraph that appears under the heading “Affiliated Fund Investing” within the “More Information About the Fund” section of the prospectus is deleted in its entirety and replaced with the following:

The Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), each serves as investment adviser to mutual funds and ETFs using the Columbia brand (Columbia Funds), including mutual funds that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds.

(8)	All references to the Fund’s portfolio manager in the prospectus are revised to reflect that the Fund’s sole Portfolio Manager is Jeffrey Knight, CFA:

Mr. Knight has served as Portfolio Manager of the Fund since March 2018 and since February 2013 has served as the Global Head of Solutions and Co-Head of Global Asset Allocation at Columbia Management, an affiliate of the Investment Manager. Mr. Knight has served as Assistant Vice President of the Investment Adviser since February 2018. Prior to joining Columbia Management, Mr. Knight was at Putnam Investments from 1993 to 2013, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.

Effective March 1, 2018, the Fund’s prospectus is supplemented as follows:

(1)	The disclosure regarding Columbia Select Large Cap Growth Fund, Columbia Select Large Cap Equity Fund, Columbia Income Opportunities Fund and Columbia Total Return Bond Fund that appears in the “Portfolio Funds Summary” section is deleted in its entirety.

(2)	The following is added to the “Portfolio Funds Summary” section:

Columbia Large Cap Index Fund

•	The fund seeks total return before fees and expenses that corresponds to the total return of the S&P 500® Index.
•	Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in common stocks that comprise the S&P 500® Index.
•	The fund’s investment adviser attempts to allocate the fund’s assets among common stocks in approximately the same weightings as the S&P 500® Index. This is referred to as a passive or indexing approach to investing. The fund’s portfolio will typically emphasize those economic sectors emphasized by the S&P 500® Index.
•	The fund may invest in derivatives, such as futures (including equity index futures), for cash equitization purposes.
•	The fund attempts to achieve at least a 95% correlation between the performance of the S&P 500® Index and the fund’s investment results, before fees and expenses.
•	The fund may buy shares of Ameriprise Financial, Inc., an affiliate of the Investment Manager, which is currently included in the S&P 500® Index, subject to certain restrictions.

Columbia Corporate Income Fund

•	The fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.
•	Under normal circumstances, the fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt securities issued by corporate and other non-governmental issuers, including dollar-denominated debt securities issued by foreign companies. The fund also invests at least 60% of total assets in securities that, at the time of purchase, are investment grade securities or in unrated securities determined to be of comparable quality. The fund may invest up to 25% of its total assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). Under normal circumstances, the fund’s average effective duration will be between three and ten years.
•	The fund may invest in derivatives, such as futures (including interest rate futures), for hedging and non-hedging purposes.
•	The fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.
•	The fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to liquidity determinations and certain regulatory restrictions.
•	The fund may invest in U.S. Government obligations, asset-backed securities and mortgage-backed securities.

Columbia Diversified Fixed Income Allocation ETF

•	The fund seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index.

●	The fund invests at least 80% of its assets in securities within the Beta Advantage® Multi-Sector Bond Index or in securities, such as depositary receipts and “to-be-announced” (TBA) securities, that the fund’s investment adviser determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Beta Advantage® Multi-Sector Bond Index. For purposes of this policy, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income (or debt) securities. The fund may invest in cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including money market funds advised by affiliates of the Investment Manager), that the fund’s investment adviser believes will help the fund track the Beta Advantage® Multi-Sector Bond Index.
●	The Beta Advantage® Multi-Sector Bond Index is owned and calculated by Bloomberg Index Services Limited (Bloomberg), which is not affiliated with the fund or the Investment Manager and its affiliates. The Beta Advantage® Multi-Sector Bond Index was developed by Columbia Management working with Bloomberg.
●	The Beta Advantage® Multi-Sector Bond Index, and therefore the fund, will have exposure to the following six sectors of the debt market (% amount noted is the index’s allocation to the particular sector): U.S. Treasury securities (10%); global ex-U.S. Treasury securities (10%); U.S. agency mortgage-backed securities (15%); U.S. corporate investment grade bonds (15%); U.S. corporate high yield bonds (30%); and emerging markets sovereign and quasi-sovereign debt (20%). The Beta Advantage® Multi-Sector Bond Index’s allocation to each of the six sectors is fixed and, as such, will not vary as a result of index rebalancing or reconstitution. The number of securities in each of the six sector index models and the Beta Advantage® Multi-Sector Bond Index as a whole are subject to change. Each sector index model is market value-weighted except for the global ex-U.S. Treasury securities sector index model, which is equal-weighted. Please see the fund’s prospectus for additional information on the Beta Advantage® Multi-Sector Bond Index’s six sector index models and generation of the component securities of the index.
●	The fund may invest, as part of its 80% investment policy or otherwise when its investment adviser believes it will help the fund track the Beta Advantage® Multi-Sector Bond Index, in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to liquidity determinations and certain regulatory restrictions.
●	The fund’s investment adviser expects to utilize a “representative sampling” strategy whereby the fund invests in only some of the component securities of the Beta Advantage® Multi-Sector Bond Index that, collectively, are believed by the fund’s investment adviser to generally reflect the same risk and return characteristics of the Beta Advantage® Multi-Sector Bond Index. The fund expects to typically have 125 holdings, which is a subset of the total number of holdings in the Beta Advantage® Multi-Sector Bond Index, which, as of September 13, 2017, had 831 holdings.
●	The fund may sell securities or other holdings that are represented in the Beta Advantage® Multi-Sector Bond Index or purchase securities or make other investments that are not yet represented in the Beta Advantage® Multi-Sector Bond in anticipation of their removal from or addition to the index by Bloomberg.
●	The fund’s assets are not invested based on its investment adviser’s view of the investment merits of a particular security or company, neither does the fund’s investment adviser conduct fundamental investment research or analysis, nor seek to forecast or otherwise consider market movements, conditions or trends in managing the fund’s assets. The fund pursues its investment objective of correlating performance with the Beta Advantage® Multi-Sector Bond Index regardless of market conditions and does not take defensive positions.
●	To the extent the Beta Advantage® Multi-Sector Bond Index is concentrated in a particular sector or industry, the fund will necessarily be concentrated in that sector or industry.

(3)	The following is added after the third paragraph, in the “More Information About the Fund — Primary Service Providers — The Investment Manager” section:

The Investment Manager and its investment advisory affiliates, including Columbia Management (Affiliates), may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements. These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the SEC and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of Columbia Management and other Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, and the Investment Manager’s and the Funds’ compliance policies and procedures, may provide such services to the Fund on behalf of the Investment Manager.

Effective March 1, 2018, the Fund’s SAI is supplemented as follows:

(1)	The third paragraph that appears under the heading “About the Funds’ Investments – Permissible Investments” is deleted and replaced it in its entirety with the following:

As of the date of this SAI, and as discussed in the Fund’s prospectus, Columbia Thermostat Fund may invest in the following Portfolio Funds: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn Select, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Short Term Bond Fund, Columbia U.S. Government Mortgage Fund, Columbia U.S. Treasury Index Fund, Columbia Corporate Income Fund and Columbia Diversified Fixed Income Allocation ETF.

(2)	The Permissible Fund Investments table that appears under the heading “About the Funds’ Investments – Permissible Investments” is updated to reflect that:

•	Columbia Thermostat Fund may invest indirectly in collateralized bond obligations, commercial paper, depositary receipts, exchange-traded notes, inflation protected securities, inverse floaters, other investment companies (including ETFs), listed private equity funds and short sales.
•	Columbia Thermostat Fund’s direct participation in short sales is limited to short sales “against the box. See About the Funds’ Investments – Short Sales and About the Funds’ Investments –Fundamental and Non-Fundamental Investment Policies.

(3)	The following is added to the discussion of permissible fund investments that begins after the Permissible Fund Investments table that appears under the heading “About the Funds’ Investments – Permissible Investments”:

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Permissible Fund Investments – Mortgage-Backed Securities and – Asset-Backed Securities). CBOs are often privately offered and sold, and thus not registered under the federal securities laws.

Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments—money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially over-collateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Permissible Fund Investments – High-Yield Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk. See Information Regarding Risks.

Commercial Paper

Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Permissible Fund Investments – Debt Obligations and – Illiquid Securities.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk. See Information Regarding Risks.

Depositary Receipts

See Permissible Fund Investments – Foreign Securities.

Exchange-traded notes (ETNs)

ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs don’t have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk. See Information Regarding Risks.

Inflation-Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk. See Information Regarding Risks.

Inverse Floaters

See Permissible Fund Investments – Derivatives – Indexed or Linked Securities (Structured Products).

Listed Private Equity Funds

A Portfolio Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

A Portfolio Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early stage to later stage to fully mature businesses. A Portfolio Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, a Portfolio Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk. See Information Regarding Risks.

(4)	The following is added to the discussion of risk that appears under the heading “About the Funds’ Investments – Information Regarding Risks”:

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with Portfolio Funds that are ETFs. An “Authorized Participant” is a participant of the Continuous Net Settlement System of the NSCC or the DTC that has executed a Participant Agreement with the Distributor, and accepted by the Transfer Agent. Authorized Participants may purchase creation units of ETF shares, and sell individual ETF shares on the NYSE Arca, Inc. (the Exchange). ETF Portfolio Funds have a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the ETF Portfolio Fund and no other Authorized Participant is able or willing to step forward to create or redeem creation units, ETF Portfolio Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the ETF Portfolio Fund share level and at the ETF Portfolio Fund holdings level.

Correlation/Tracking Error Risk

The value of a Portfolio Fund that seeks returns that correlate with a market index (the Index) will generally decline when the performance of the Index declines. A number of factors may affect the Portfolio Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Portfolio Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Portfolio Fund from achieving its investment objective. The factors that may adversely affect the Portfolio Fund’s correlation with the Index include the size of the Portfolio Fund’s portfolio, fees, expenses, transaction costs, income items, valuation methodology, accounting standards, the effectiveness of sampling techniques (if applicable), changes in the Index and disruptions or illiquidity in the markets for the securities or other instruments in which the Portfolio Fund invests.

Portfolio Funds that typically use a “full replication” approach in seeking to track the performance of the Index, which means they invest all, or substantially all, of their assets in the components of the Index in approximately the same proportion as their weighting in the Index. At times, these “full replication” Portfolio Funds may not have investment exposure to all components of the Index, or their weighting of investment exposure to such components may be different from that of the Index. Portfolio Funds that typically use a “representative sampling” approach in seeking to track the performance of the Index, which is an indexing strategy that involves investing in only some of the components of the Index that collectively are believed to have an investment profile similar to that of the Index, may not track the Index with the same degree of accuracy as would an investment vehicle replicating the entire Index. In addition, both full replication and representative sampling Portfolio Funds may invest in securities or other instruments not included in the Index. The Portfolio Fund may take or refrain from taking investment positions for various reasons, such as tax efficiency purposes, or to comply with regulatory restrictions, which may negatively affect the Portfolio Fund’s correlation with the Index. The Portfolio Fund may also be subject to large movements of assets into and out of the Portfolio Fund, potentially resulting in the Portfolio Fund being over- or under-exposed to certain components of the Index and may be impacted by Index reconstitutions and Index rebalancing events. Additionally, the Portfolio Fund’s foreign investments may trade on markets that may not be open on the same day or at the same time as the Portfolio Fund, which may cause a difference between the changes in the daily performance of the Portfolio Fund and changes in the level of the Index. Furthermore, the Portfolio Fund may need to execute currency trades that due to regulatory, legal and operational constraints will occur at a later date than the trading of the related security. Currency holdings may be valued at a different time and at different rates than that used by the Index. Holding cash balances may detract from the Portfolio Fund’s ability to track the Index. In addition, the Portfolio Fund’s NAV may deviate from the Index if the Portfolio Fund fair values a portfolio security at a price other than the price used by the Index for that security. The Portfolio Fund also bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. Accordingly, the Portfolio Fund’s performance will likely fail to match the performance of the Index, after taking expenses into account. Any of these factors could decrease correlation between the performance of the Portfolio Fund and the Index and may hinder the Portfolio Fund’s ability to meet its investment objective. It is not possible to invest directly in an index.

Several factors may affect the Portfolio Fund’s ability to achieve a high degree of correlation with its current Index. Among these factors are: (1) the Portfolio Fund’s fees and expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives or other assets or instruments; (2) the Portfolio Fund holding less than all of the components of the Index or the Portfolio Fund holding investments not included in the Index; (3) the “representative sampling” strategy, where applicable, may not work as intended so as to sufficiently track the performance of the Index; (4) an imperfect correlation between the performance of instruments held by the Portfolio Fund, such as, among others, futures contracts, and the performance of the components of the Index; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) holding instruments traded in a market that has become illiquid or disrupted; (7) the Portfolio Fund’s share prices being rounded to the nearest cent; (8) changes to the Index that are not disseminated in advance; (9) the need to conform the Portfolio Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) limit up or limit down trading halts on options or futures contracts which may prevent the Portfolio Fund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of the Portfolio Fund trade, resulting in the inability of the Portfolio Fund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. Also, Portfolio Fund rebalancings to the Index, disparities between estimated and actual purchases and redemptions of the Portfolio Fund may cause the Portfolio Fund to be over- or underexposed to the Index. This may result in greater tracking and correlation error.

Early Close/Late Close/Trading Halt Risk

An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a Portfolio Fund that in an ETF being unable to buy or sell these securities. In these circumstances, the ETF Portfolio Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.

Fund Shares Liquidity Risk

Although the shares of Portfolio Funds that are ETFs are listed on the NYSE Arca, Inc. (the Exchange), there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. (See Authorized Participant Concentration Risk above). In this regard, there is no obligation for market makers to make a market in the ETF Portfolio Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the ETF Portfolio Fund’s shares and the underlying value of those shares. Trading in ETF Portfolio Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in ETF Portfolio Fund shares inadvisable. In addition, trading in ETF Portfolio Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the ETF Portfolio Fund’s shares will continue to be met or will remain unchanged.

Limitations of Intraday Indicative Value (IIV) Risk

The NYSE Arca, Inc. (the Exchange) intends to disseminate the approximate per share value of the published basket of portfolio securities of Portfolio Funds that are ETFs every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of an ETF Portfolio Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account ETF Portfolio Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the ETF Portfolio Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the ETF Portfolio Fund’s shares. For example, if the ETF Portfolio Fund fair values portfolio securities, the ETF Portfolio Fund’s NAV may deviate from the approximate per share value of the ETF Portfolio Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for ETF Portfolio Fund shares deviating from NAV. The ETF Portfolio Fund, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the ETF Portfolio Fund, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.

Listed Private Equity Fund Investment Risk

Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. A Fund or Portfolio Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk, valuation risk, sector risk and credit risk. Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund or Portfolio Fund to greater volatility and risk of loss. A Fund or Portfolio Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.

Market Price Relative to NAV Risk

Shares of Portfolio Funds that are ETFs may trade at prices that vary from the Fund’s NAV. Shares of ETF Portfolio Funds are listed for trading on NYSE Arca, Inc. (the Exchange) and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of an ETF Portfolio Fund will generally fluctuate with changes in the market value of the ETF Portfolio Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, ETF Portfolio Fund shares on the Exchange. The Investment Manager and its affiliates cannot predict whether ETF Portfolio Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for ETF Portfolio Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the ETF Portfolio Fund’s holdings. In this connection, if a shareholder purchases ETF Portfolio Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF Portfolio Fund’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in an ETF.

Regulatory Risk—Alternative Investments

Legal, tax, and regulatory developments may adversely affect a Portfolio Fund that is an ETF and its investments. The regulatory environment for an ETF Portfolio Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the ETF Portfolio Fund’s or others’ interpretation of the application of certain regulations, may adversely affect the ability of the ETF Portfolio Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the ETF Portfolio Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of an ETF Portfolio Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the ETF Portfolio Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the ETF Portfolio Fund’s performance.

Shareholders should understand that the business of an ETF Portfolio Fund is dynamic and is expected to change over time. Therefore, an ETF Portfolio Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the ETF Portfolio Fund, including, without limitation, restricting the types of investments the ETF Portfolio Fund may make, preventing the ETF Portfolio Fund from exercising its voting rights with regard to certain financial instruments, requiring the ETF Portfolio Fund to disclose the identity of its investors or otherwise. To the extent the ETF Portfolio Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in an ETF.

Secondary Market Trading Risk

Investors buying or selling shares a Portfolio Fund that is an ETF will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for ETF Portfolio Fund shares (the bid price) and the price at which an investor is willing to sell ETF Portfolio Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for ETF Portfolio Fund shares based on trading volume and market liquidity, and is generally lower if the ETF Portfolio Fund’s shares have more trading volume and market liquidity and higher if the ETF Portfolio Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Valuation Risk

The sales price the Fund or a Portfolio Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s or Portfolio Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate.

(5)	All references to Columbia Thermostat Fund’s portfolio manager are revised to reflect that the Fund’s sole Portfolio Manager is Jeffrey Knight, CFA.

(6)	The following is added as a new row to the table that appears under the heading “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Other Accounts Managed by the Portfolio Managers as of December 31, 2016”:

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Jeffrey Knight*	35	$75.28 billion	1	$11.57 million	5	$4.63 million

* Mr. Knight became the sole portfolio manager of Columbia Thermostat Fund in March 2018. Information provided is as of December 31, 2017.

(7)	The following is added at the beginning of the first sentence that appears under the heading “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Compensation”:

CWAM (the Investment Manager):

(8)	The following is added after the last paragraph that appears under the heading “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – Compensation”:

Columbia Management: As discussed in greater detail in INVESTMENT ADVISORY AND OTHER SERVICES – The Investment Manager and Investment Advisory Services – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests, Fund portfolio managers who are employees of Columbia Management and subject to a personnel-sharing arrangement or similar inter-company arrangement, are compensated under Columbia Management’s compensation arrangements.

Such portfolio managers’ direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and/or peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

(9)	The following is added at the end of the sixth paragraph that appears under the heading “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests”:

Typically the Investment Manager does not coordinate trading activities for accounts managed by the Investment Manager with Columbia Management or any other Affiliate with respect to accounts of Columbia Management (including the other Columbia Funds) or another Affiliate. As a result, it is possible that the Investment Manager, Columbia Management (including Fund portfolio managers that are employees of Columbia Management and portfolio managers of the other Columbia Funds) and other Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Funds on such instruments.

(10)	The following is added at the end of the text that appears under the heading “Investment Advisory and Other Services – The Investment Manager and Investment Advisory Services – The Investment Manager’s Portfolio Managers and Potential Conflicts of Interests”:

The description above is not a complete description of every conflict that could exist in managing the Funds and other accounts. In addition, if the Investment Manager has engaged an Affiliate to provide portfolio management or other services pursuant to a personnel-sharing agreement or other inter-company arrangement, the individuals performing such services may be subject to conflicts of interest rules and codes of ethics of the Affiliate, which may differ from those of the Investment Manager.

[Shareholders should retain this Supplement for future reference.]

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